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                                                              EXHIBIT 10.22 (g)

                                 AMENDMENT NO. 6
                                       TO
                          MERGER AND PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO MERGER AND PURCHASE AGREEMENT (the "Sixth Amendment") is made as of the 16th day of February, 2000, among Union Pacific Resources Company, a Delaware corporation, Duke Energy Fuels, LP, now a wholly owned entity of Buyer, and Duke Energy Field Services, Inc., a Colorado corporation.

         WHEREAS, the parties heretofore entered into a Merger and Purchase Agreement dated November 20, 1998, which was amended by the Amendment No. 1 dated as of February 1, 1999, Amendment No. 2 dated as of March 5, 1999, Amendment No. 3 dated as of March 30, 1999, Amendment No. 4 dated as of March 30, 1999, and Amendment No. 5 dated as of May 21, 1999 (collectively, the "Amended Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Amended Agreement);

         WHEREAS, the parties hereto desire to amend the Amended Agreement as described below by entering into this Sixth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. Within 5 days after the execution of this Sixth Amendment, Seller shall pay Duke Energy Gathering and Processing, L.P. invoice #0200-CONR-200105 in the amount of $132,000. The parties agree that such payment is in complete and full satisfaction of all obligations of Seller under Section 7.18 of the Amended Agreement.

         2. Within 5 days after execution of this Sixth Amendment, Seller shall pay Edwards Cotton Valley, Inc. invoice #0200-EDWD-990180 in the amount of $627,869.60. The parties agree that such payment is in full and complete settlement of any and all claims or Damages, known or unknown, which have been or may be asserted by Buyer in respect of the Edwards Plant (North Fayette Treater) capacity, operations, capital requirements or completion costs including, without limitation, the sour water stripper, filter separator, vapor recovery unit, acid gas injection pump and gas to gas exchanger.

         3. This Sixth Amendment is executed, and shall be considered, as an amendment to the Amended Agreement and shall form a part thereof, and the provisions of the Amended Agreement, as amended by this Sixth Amendment, are hereby ratified and confirmed in all respects.

         4. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the

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same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment or have caused this Sixth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                    UNION PACIFIC RESOURCES COMPANY


                                    By:      /s/ Joseph A. LaSala
                                       ----------------------------------------
                                    Name:    Joseph A. LaSala
                                    Title:   Vice President, General Counsel
                                             And Corporate Secretary




                                    DUKE ENERGY FUELS, LP
                                    By:  Fuels Holding Company Operating LLC
                                    Its:  General Partner



                                    By:      /s/ Mark A. Borer
                                       ----------------------------------------
                                    Name:    Mark A. Borer
                                    Title:   Senior Vice President



                                    DUKE ENERGY FIELD SERVICES, INC.


                                    By:      /s/ Mark A. Borer
                                       ----------------------------------------
                                    Name:    Mark A. Borer
                                    Title:   Senior Vice President




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